AMERICAN HIGH-INCOME TRUST

                                     Part B
                      Statement of Additional Information

                                December 1, 1998
                          as amended August 1, 1999

 This document is not a prospectus but should be read in conjunction with a current prospectus dated December 1, 1998 of American High-Income Trust (the "fund"). A prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                           American High-Income Trust
                             Attention:  Secretary
                             333 South Hope Street
                             Los Angeles, CA  90071
                                  (213) 486-9200

 Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               Table of Contents

Item                                                           Page No.



Certain Investment Limitations                                  2

Description of Securities and Investment Techniques             2

Investment Restrictions                                         8

Fund Organization                                              10

Fund Officers and Trustees                                     11

Management                                                     14

Dividends, Distributions and Federal Taxes                     17

Purchase of Shares                                             20

Selling Shares                                                 26

Shareholder Account Services and Privileges                    27

Execution of Portfolio Transactions                            29

General Information                                            30

Investment Results and Related Statistics                      32

Appendix                                                       37

Financial Statements                                           Attached


                         CERTAIN INVESTMENT LIMITATIONS

 The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

DEBT SECURITIES

- The fund will invest at least 65% of its assets in high-yield, high-risk bonds (rated Ba or below by Moody's Investor Service, Inc. and BB or below by Standard & Poor's Corporation or unrated but determined to be of equivalent quality) and other similar securities including preferred stock.

EQUITY SECURITIES AND SECURITIES WITH DEBT AND EQUITY CHARACTERISTICS

- The fund may invest up to 25% of its assets in equity securities (including common stocks) and securities with a combination of debt and equity characteristics (including preferred stocks and convertible debentures).

NON-U.S. SECURITIES

- The fund may invest up to 25% of its assets in securities of issuers domiciled outside the U.S.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

 The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."

DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.

 The fund may invest its assets in debt securities rated Ba and BB or below by Moody's or S&P or in unrated securities that are determined to be of equivalent quality. High-yield, high-risk bonds are described by the ratings agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds.

 The fund may invest in bonds rated as low as C by Moody's or D by S&P. See the Appendix in the Prospectus for a complete description of the bond ratings.

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- High-yield, high-risk bonds can be sensitive to adverse economic changes and political and corporate developments and may be less sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds. A high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the fund's assets.

PAYMENT EXPECTATIONS -- High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

 Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

MATURITY - There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years.

EQUITY SECURITIES - Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

OTHER SECURITIES - The fund may also invest in securities that have a combination of equity and debt characteristics. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

 Bonds, preferred stocks, and other securities may sometimes be converted into common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the issuer's credit quality.

INVESTING IN VARIOUS COUNTRIES -- Investing in securities of issuers domiciled outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: currency controls, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

FORWARD COMMITMENTS -- The fund may purchase or sell securities under which it gives or receives a commitment to complete the transaction beyond the normal settlement period. When the fund agrees to purchase such securities it assumes the uncertainty of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss beginning on the date of the agreement.

 As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets will likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

 Although the fund has no current intention of doing so, the fund is authorized to enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of mortgage-backed securities or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act of 1940 (the "1940 Act"), these transactions may be considered borrowings by the fund; accordingly, the fund will limit these transactions, together with any other borrowings, to no more than one-third of its total assets. Although these transactions will not be entered into for the purpose of leveraging, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase or roll agreements exceed the costs of the agreements, the fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

RESTRICTED SECURITIES AND LIQUIDITY -- The fund may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of falling inflation, principal value will be adjusted downward, reducing the interest payable.

 Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

VARIABLE, FLOATING RATE AND SYNTHETIC OBLIGATIONS -- The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest on which the coupon rates are based. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate. Although the fund has no current intention of doing so, the fund may also invest in "synthetic" securities whose value depends on the level of currencies, commodities, securities, securities indexes, or other financial indicators or statistics. For example, these could include fixed-income securities whose value or interest rate is determined by reference to the value of a foreign currency relative to the U.S. dollar, or to the value of different foreign currencies relative to each other. The value or interest rate of these securities may increase or decrease as the value of the underlying instrument changes.

REINSURANCE RELATED NOTES AND BONDS -- The fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, the reinsurance company would not be required to repay all or a portion of the principal value of the notes or bonds if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, the fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.

 "Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

 Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities do not affect the rights of borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

 "Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed-through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

 "Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

 "Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.

CASH AND CASH EQUIVALENTS -- Subject to the requirement that it maintain at least 65% of its assets in high-risk, high-yield bonds under normal market conditions, the fund may maintain assets in cash or cash equivalents. Cash equivalents include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies); (2) commercial bank obligations such as certificates of deposit, (interest-bearing time deposits); and bankers' acceptances, (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity); (3) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations); (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less; and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

COMMERCIAL BANK OBLIGATIONS -- The fund will invest in certificates of deposit (interest-bearing time deposits) and bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) only to the extent that such items represent direct or contingent obligations of commercial banks with assets in excess of $1 billion, based on latest published reports, or obligations issued by commercial banks with assets of less than $1 billion if the principal amount of such obligation is federally insured.

WARRANTS OR RIGHTS -- The fund has no current intention to invest in warrants or rights, valued at the lower of cost or market, in excess of 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the fund's net assets, may be warrants or rights that are not listed on either the New York Stock Exchange or the American Stock Exchange. Warrants or rights acquired by the fund in units or attached to securities will be deemed to be without value for purposes of these restrictions. The fund's policy regarding investments in warrants and rights is not a fundamental policy and may be changed by the Board of Trustees without shareholder approval.

CURRENCY TRANSACTIONS -- The fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

 Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

LOANS OF PORTFOLIO SECURITIES -- Although the fund has no current intention to do so , the fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by Capital Research and Management Company (the "Investment Adviser"). The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call in a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, computed at the time any such loan is made.

REPURCHASE AGREEMENTS -- Although the fund has no current intention to do so, the fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral security under the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

OPTIONS ON U.S. TREASURY SECURITIES -- Although the fund has no current intention of doing so , from time to time, the fund may purchase put and call options on U.S. Treasury securities ("Treasury securities"). A put (call) option gives the fund as purchaser of the option the right (but not the obligation) to sell (buy) a specified amount of Treasury securities at the exercise price until the expiration of the option. The value of a put (call) option on Treasury securities generally increases (decreases) with an increase (decrease) in prevailing interest rates. Accordingly, the fund would purchase puts (calls) in anticipation of, or to protect against, an increase in interest rates. These options are listed on an exchange or traded over-the-counter ("OTC options"). Exchange-traded options have standardized exercise prices and expiration dates; OTC options are two-party contracts with negotiated exercise prices and expiration dates. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

 Although the fund may purchase options to reduce the risk of increases in interest rates, it cannot thereby eliminate all such risks. For example, while the value of options on Treasury securities principally is related to general levels of interest rates on Treasury securities, the values of higher yielding corporate obligations in which the fund primarily invests also are affected by credit and other factors. The fund is subject to the loss of its entire premium payment where the option is allowed to expire without exercise. The fund may not purchase any additional options if, as a result, the value of all options owned by the fund would exceed 5% of the fund's total assets.

PORTFOLIO TRADING -- The fund intends to engage in portfolio trading when Capital Research and Management Company (the "Investment Adviser") believes that the sale of a security owned by the fund and the purchase of another security of better value can reduce prospective risk and/or increase prospective return. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund does not anticipate its portfolio turnover to exceed 100% annually. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the Prospectus for the fund's portfolio turnover for each of the last five years.

                            INVESTMENT RESTRICTIONS

 The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased. These restrictions provide that the fund may not:

  1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund's total assets would be invested in securities of the issuer;

  2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

  3. Invest in companies for the purpose of exercising control or management;

  4. Knowingly purchase securities of other registered management investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

  5. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts);

  6. Acquire illiquid securities, if, immediately after and as a result, the value of illiquid securities held by the fund would exceed, in the aggregate, 15% of the fund's net assets;

  7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

  8. Make loans, except that this does not prevent the fund from purchasing debt securities, entering into repurchase agreements or making loans of portfolio securities;

  9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

 10. Purchase securities on margin, provided that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

 11. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets. The fund will not purchase securities while such borrowings are outstanding. This restriction shall not prevent the fund from entering into reverse repurchase agreements or "roll" transactions, provided that these transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets. In the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

 12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

 13. Purchase or retain the securities of any issuer, if those individual officers and Trustees of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 14. Invest in interests in oil, gas, or other mineral exploration or development programs;

 15. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

 16. Write, purchase or sell put options, call options or combinations thereof, except that this shall not prevent the purchase of put or call options on currencies or U. S. Government securities.

 A further investment policy of the fund, which may be changed by action of the Board of Trustees without shareholder approval, is that the Fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer.

 Notwithstanding Investment Restriction #4, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees and to the extent such investments are allowed by an exemptive order granted by the U.S. Securities and Exchange Commission.

                               FUND ORGANIZATION

 The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on October 1, 1987. All fund operations are supervised by the fund's board of trustees which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

                           FUND OFFICERS AND TRUSTEES
                       TRUSTEES AND TRUSTEE COMPENSATION

NAME,                          POSITION        PRINCIPAL               AGGREGATE            TOTAL                TOTAL
ADDRESS                        WITH            OCCUPATION(S)           COMPENSATION         COMPENSATION         NUMBER
AND AGE                        REGISTRANT      DURING                  (INCLUDING           (INCLUDING           OF FUND
                                               PAST 5 YEARS            VOLUNTARILY          VOLUNTARILY          BOARDS ON
                                                                       DEFERRED             DEFERRED             WHICH
                                                                       COMPENSATION         COMPENSATION         TRUSTEE
                                                                       /1/) FROM THE        /1/) FROM ALL        SERVES/2/
                                                                       FUND DURING          FUNDS MANAGED
                                                                       FISCAL YEAR          BY CAPITAL
                                                                       ENDED                RESEARCH AND
                                                                       SEPTEMBER 30,        MANAGEMENT
                                                                       1998                 COMPANY OR ITS
                                                                                            AFFILIATES /2/
                                                                                            FOR THE YEAR
                                                                                            ENDED
                                                                                            SEPTEMBER 30,
                                                                                            1998

H. Frederick Christie          Trustee         Private                 $4,500/3/            $180,700             19
Age: 65                                        Investor.
P.O. Box 144                                   Former President
Palos Verdes Estates,                          and CEO, The
CA 90274                                       Mission Group
                                               (non-utility
                                               holding company,
                                               subsidiary of
                                               Southern
                                               California
                                               Edison Company)

+ Don R. Conlan                Trustee         President               none/4/              none/4/              12
Age: 62                                        (retired),
1630 Milan Avenue                              The Capital
South Pasadena, CA                             Group Companies,
91030                                          Inc.

Diane C. Creel                 Trustee         CEO and                 $3,700/3/            $44,250              12
Age: 50                                        President,
100 W. Broadway                                The Earth
Suite 5000                                     Technology
Long Beach, CA 90802                           Corporation
                                               (international
                                               consulting
                                               engineering)

Martin Fenton, Jr.             Trustee         Chairman, Senior        $4,100/3/            $122,584             15
Age: 63                                        Resource Group
4660 La Jolla Village                          LLC (management
Drive                                          of senior living
Suite 725                                      centers)
San Diego, CA  92122

Leonard R. Fuller              Trustee         President,              $4,500               $49,850              12
Age: 52                                        Fuller
4337 Marina City Drive                         Consulting
Suite 841 ETN                                  (financial
Marina del Rey, CA                             management
90292                                          consulting firm)

+* Abner D. Goldstine          Trustee         Senior Vice             none/4/              none/4/              12
Age: 68                                        President and
                                               Director,
                                               Capital Research
                                               and Management
                                               Company

+** Paul G. Haaga, Jr.         Chairman        Executive Vice          none/4/              none/4/              14
Age: 49                        of              President and
                               the Board       Director,
                                               Capital Research
                                               and Management
                                               Company

Herbert Hoover III             Trustee         Private Investor        $4,500               $68,484              13
Age: 71
1520 Circle Drive
San Marino, CA 91108

Richard G. Newman              Trustee         Chairman,               $4,100/3/             $100,650            13
Age: 64                                        President and
3250 Wilshire Boulevard                        CEO, AECOM
Los Angeles, CA 90010-                         Technology
1599                                           Corporation
                                               (architectural
                                               engineering)


+ Trustees who are considered "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025
** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Trustees is as follows: H. Frederick Christie ($8,499), Diane C. Creel ($1,081), Martin Fenton, Jr. ($10,509), and Richard G. Newman ($20,353). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustee.

/4/ Don R. Conlan, Abner D. Goldstine and Paul G. Haaga, Jr. are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                  OFFICERS
         (with their principal occupations during the past five years)

NAME AND ADDRESS                   AGE        POSITION(S) HELD WITH         PRINCIPAL OCCUPATION(S)
                                              REGISTRANT                    DURING PAST 5 YEARS

David C. Barclay                   41         Executive Vice                Senior Vice President and
11100 Santa Monica Blvd.                      President                     Director, Capital Research
Los Angeles, CA 90025                                                       Company

Michael J. Downer                  43         Vice President                Senior Vice President - Fund
333 South Hope Street                                                       Business Management Group,
Los Angeles, CA 90071                                                       Capital Research and
                                                                            Management Company

Susan M. Tolson                    35         Vice President                Senior Vice President and
11100 Santa Monica Blvd.                                                    Director, Capital Research
Los Angeles, CA 90025                                                       Company

Julie F. Williams                  50         Secretary                     Vice President - Fund
333 South Hope Street                                                       Business Management Group,
Los Angeles, CA 90071                                                       Capital Research and
                                                                            Management Company

Anthony W. Hynes, Jr.              35         Treasurer                     Vice President - Fund
135 South State College                                                     Business Management Group,
Blvd.                                                                       Capital Research and
Brea, CA 92821                                                              Management Company

Kimberly S. Verdick                33         Assistant Secretary           Assistant Vice President -
333 South Hope Street                                                       Fund Business Management
Los Angeles, CA 90071                                                       Group, Capital Research and
                                                                            Management Company

Todd L. Miller                     39         Assistant Treasurer           Assistant Vice President -
135 South State College                                                     Fund Business Management
Blvd.                                                                       Group, Capital Research and
Brea, CA 92821                                                              Management Company


 No compensation is paid by the fund to any officer or Trustee who is a director or officer of the Investment Adviser. The fund pays annual fees of $3,000 to Trustees who are not affiliated with the Investment Adviser, plus $200 for each Board of Trustees meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Trustees. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser. As of November 1, 1998, the officers and Trustees and their families as a group, owned beneficially or of record fewer than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for more than $175 billion of stocks, bonds and money market instruments and serve over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement"), between the fund and the Investment Adviser will continue in effect until October 31, 1999, unless sooner terminated, and may be renewed from year to year thereafter provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

 The Investment Adviser has voluntarily agreed to waive its fees by any amount necessary to assure that the fund's expenses will not exceed 1.00% of the average daily net assets. Additionally, the Investment Adviser has agreed to waive its fees by any amount necessary to assure that such expenses do not exceed applicable expense limitations in any state in which the fund's shares are being offered for sale. Other expenses which are not subject to these limitations include interest, taxes, brokerage commissions, transaction costs, and extraordinary items such as litigation, as well as, for purposes of the state expense limitations, any amounts excludable under the applicable regulation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space and utilities, necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to trustees unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

 The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets, but including original issue discount as defined for federal income tax purposes. The Internal Revenue Code in general defines original issue discount to mean the difference between the issue price and the stated redemption price at maturity of certain debt obligations. The holder of such indebtedness is in general required to treat as ordinary income the proportionate part of the original issue discount attributable to the period during which the holder held the indebtedness. The management fee is based upon the annual rates of 0.30% of the first $60 million of the fund's average net assets, 0.21% on average net assets in excess of $60 million but not exceeding $1 billion, 0.18% on average net assets in excess of $1 billion, plus 3% of the first $100 million of annual gross investment income, plus 2.5% of annual gross investment income in excess of $100 million. Assuming net assets of $2 billion and gross investment income levels of 5%, 6%, 7%, 8% and 9%, management fees would be 0.35%, 0.37%, 0.40%, 0.42% and 0.45%, respectively.

 During the fiscal years ended September 30, 1998, 1997, and 1996, the Investment Adviser's total fees amounted to $10,751,000, $8,242,000, and $6,481,000, respectively.

 The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, registration and filing fees with federal and state agencies, blue sky expenses, expenses of shareholders meetings, the expense of reports to existing shareholders, expenses of printing proxies and prospectuses, insurance premiums, legal and auditing fees, dividend disbursement expenses, the expense of the issuance, transfer and redemption of its shares, expenses pursuant to the fund's Plan of Distribution, custodian fees, costs of printing and preparation of registration statements, taxes and compensation and expenses of Trustees who are not affiliated with the Investment Adviser.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended September 30, 1998 amounted to $3,016,000 after allowance of $12,527,000 to dealers. During the fiscal years ended September 30, 1997 and 1996, the Principal Underwriter retained $2,289,000 and $1,943,000, respectively.

 As required by rule 12b-1 the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Trustees and separately by a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by a vote of a majority of the outstanding voting securities of the fund. The officers and Trustees who are "interested persons" of the fund due to present or past affiliations with the Investment Adviser and related companies may be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the fund shall be committed to the discretion of the Trustees who are not "interested persons" during the existence of the Plan. Plan expenditures are reviewed quarterly and must be renewed annually by the Board of Trustees.

 Under the Plan the fund may expend up to 0.30% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is made. These include service fees for qualified dealers and dealers commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including a "401(k)" plan with 100 or more eligible employees or a community foundation).

 Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fund's fiscal year ended September 30, 1998, the fund paid $5,960,000 under the Plan as compensation to dealers. As of September 30, 1998, accrued and unpaid distribution expenses were $363,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses), it will be taxed only on that portion (if any) of such investment company taxable income and any net capital gain that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 The fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would in effect be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or distribution record date. Those investors purchasing shares just prior to such a date will then receive a partial return of capital upon the dividend or distribution, which will nevertheless be taxable to them as an ordinary or capital gains dividend.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a "non-U.S. shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of capital gains not effectively connected with a U.S. trade or business are not subject to the withholding, but if the non-U.S. shareholder was an individual who was physically present in the U.S. during the tax year for more than 182 days and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax.

 The fund may be required to pay withholding and other taxes imposed by countries outside the U.S. which would reduce the fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the U. S. may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. The fund does not currently expect to meet the eligibility requirement for filing this election as its investments in securities of non-U.S. issuers are limited to 25% of its assets.

 The fund may enter into forward currency contracts in connection with its non-U.S. investments. The amount of any realized gain or loss on closing out a forward contract will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net realized gain or loss from any actual sales, will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Code Section 988 may also apply to forward contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

 Dividends and distributions generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

 As of the date of this statement of additional information, the maximum Federal individual tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate generally applicable to net capital gain on assets held more than one year is 20%, and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 in a taxable year will be required to pay an additional amount of tax of up to $11,750, and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. Investors should consult their own tax advisers for additional details to their own tax status.

                               PURCHASE OF SHARES

METHOD                 INITIAL INVESTMENT                          ADDITIONAL INVESTMENTS

                       See "Investment Minimums and Fund           $50 minimum (except where a lower
                       Numbers" for initial investment             minimum is noted under
                       minimums.                                   "Investment Minimums and Fund
                                                                   Numbers").

By contacting          Visit any investment dealer who is          Mail directly to your investment
your                   registered in the state where the           dealer's address printed on your
investment             purchase is made and who has a              account statement.
dealer                 sales agreement with American Funds
                       Distributors.

By mail                Make your check payable to the fund         Fill out the account additions
                       and mail to the address indicated           form at the bottom of a recent
                       on the account application.  Please         account statement, make your
                       indicate an investment dealer on            check payable to the fund, write
                       the account application.                    your account number on your
                                                                   check, and mail the check and
                                                                   form in the envelope provided
                                                                   with your account statement.

By telephone           Please contact your investment              Complete the "Investments by
                       dealer to open account, then follow         Phone" section on the account
                       the procedures for additional               application or American FundsLink
                       investments.                                Authorization Form.  Once you
                                                                   establish the privilege, you,
                                                                   your financial advisor or any
                                                                   person with your account
                                                                   information can call American
                                                                   FundsLine(R) and make investments
                                                                   by telephone (subject to
                                                                   conditions noted in "Telephone
                                                                   Purchases, Sales and Exchanges"
                                                                   below).

By computer            Please contact your investment              Complete the American FundsLink
                       dealer to open account, then follow         Authorization Form.  Once you
                       the procedures for additional               establish the privilege, you,
                       investments.                                your financial advisor or any
                                                                   person with your account
                                                                   information may access American
                                                                   FundsLine(R) on the Internet and
                                                                   make investments by computer
                                                                   (subject to conditions noted in
                                                                   "Telephone and Computer
                                                                   Purchases, Redemptions and
                                                                   Exchanges" below).

By wire                Call 800/421-0180 to obtain                 Your bank should wire your
                       your account number(s), if                  additional investments in the
                       necessary.  Please indicate an              same manner as described under
                       investment dealer on the                    "Initial Investment."
                       account.  Instruct your bank to
                       wire funds to:
                       Wells Fargo Bank
                       155 Fifth Street
                       Sixth Floor
                       San Francisco, CA 94106
                       (ABA #121000248)
                       For credit to the account of:
                       American Funds Service Company
                       a/c #4600-076178
                       (fund name)
                       (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE
ORDER.


 INVESTMENT MINIMUMS AND FUND NUMBERS -- Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(R)                                $1,000                  02

American Balanced Fund(R)                    500                     11

American Mutual Fund(R)                      250                     03

Capital Income Builder(R)                    1,000                   12

Capital World Growth and Income              1,000                   33
Fund(SM)

EuroPacific Growth Fund(R)                   250                     16

Fundamental Investors(SM)                    250                     10

The Growth Fund of America(R)                1,000                   05

The Income Fund of America(R)                1,000                   06

The Investment Company of America(R)         250                     04

The New Economy Fund(R)                      1,000                   14

New Perspective Fund(R)                      250                     07

New World Fund(SM)                           1,000+                  36

SMALLCAP World Fund(R)                       1,000                   35

Washington Mutual Investors Fund(SM)         250                     01

BOND FUNDS

American High-Income Municipal Bond          1,000                   40
Fund(R)

American High-Income Trust(SM)               1,000                   21

The Bond Fund of America(SM)                 1,000                   08

Capital World Bond Fund(R)                   1,000                   31

Intermediate Bond Fund of                    1,000                   23
America(SM)

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(SM)

The Tax-Exempt Bond Fund of                  1,000                   19
America(R)

The Tax-Exempt Fund of                       1,000                   20
California(R)*

The Tax-Exempt Fund of Maryland(R)*          1,000                   24

The Tax-Exempt Fund of Virginia(R)*          1,000                   25

U.S. Government Securities Fund(SM)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of                 2,500                   09
America(R)

The Tax-Exempt Money Fund of                 2,500                   39
America(SM)

The U.S. Treasury Money Fund of              2,500                   49
America(SM)

*Available only in certain states.

+Effective September 15, 1999.


 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND
FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than            4.71             4.50             3.75
$100,000

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than            4.71             4.50             3.75
$50,000

$50,000 but less than            4.17             4.00             3.25
$100,000

STOCK, STOCK/BOND, AND
BOND FUNDS

$100,000 but less than           3.63             3.50             2.75
$250,000

$250,000 but less than           2.56             2.50             2.00
$500,000

$500,000 but less than           2.04             2.00             1.60
$1,000,000

$1,000,000 or more               none             none             (see below)


PURCHASES NOT SUBJECT TO SALES CHARGES -- Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchase. Investments by retirement plans, foundations or endowments with $50 million or more in assets, and employer-sponsored defined contribution-type plans with 100 or more eligible employees may be made with no sales charge and are not subject to a contingent deferred sales charge.

 In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

 (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

 (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;

 (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

 (4) trustees or other fiduciaries purchasing shares for certain retirement plans of foundations or endowments with assets of $50 million or more;

 (5) insurance company separate accounts;

 (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

 (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS -- Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.

OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

REDUCING YOUR SALES CHARGE -- You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

STATEMENT OF INTENTION -- You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to use the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on these shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will pay to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of escrowed shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the account application) and any individual investments in American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment
will be multiplied by 13 and then multiplied by 1.5.   The current value of
existing American Funds investments (other than money market fund investments), any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy products are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES -- You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

RIGHT OF ACCUMULATION -- You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment in various American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder). Direct purchases of the money market funds are excluded.

PRICE OF SHARES -- Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or American Funds Service Company. This offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate the prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for fund shares, the public offering price, is based on the net asset value per share which is calculated once daily at the normal close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

 All portfolio securities of funds managed by Capital Research and Management Company, other than the money market funds, are valued, and the net asset value per share is determined as follows:

       1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

  Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

  Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

  Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

 3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

        Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell fund shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would beneficially own directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Trustees.

                                 SELLING SHARES

 Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

 THROUGH YOUR DEALER (certain charges may apply)

- Shares held for you in your dealer's street name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

- Requests must be signed by the registered shareholder(s).

- A signature guarantee is required if the redemption is:

  -- Over $50,000;
  -- Made payable to someone other than the registered shareholder(s); or -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that are eligible guarantor institutions.

- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

- You must include any shares you wish to sell that are in certificate form.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R)

- Redemptions by telephone or fax (including American FundsLine(R) and American FundsLine OnLine(R)) are limited to $50,000 per shareholder each day.

- Checks must be made payable to the registered shareholder(s).
- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 MONEY MARKET FUNDS

- You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

- You may establish check writing privileges (use the money market funds application).

  -- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

 Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

  You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; and for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and you will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If your bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS --You may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of your account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund will have the right, if you fail to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to you. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

 You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine or American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the Prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments , will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use this service, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Redeeming Shares--Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) and American FundsLine OnLine, fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

REDEMPTION OF SHARES -- The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem your shares if, through redemptions, or otherwise, they have a value of less than the minimum initial investment amount required of new shareholders (determined, for this purpose only, as the greater of the shareholder's cost or the current net asset value of the shares, including any shares acquired through reinvestment of income dividends and capital gain distributions). We will give you prior notice of at least 60 days before the involuntary redemption provision is made effective with respect to your account. You will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund does not intend to pay a mark-up in exchange for research in connection with principal transactions.

 Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal year ended September 30, 1998 amounted to $9,619,000. Dealer concessions on underwritings for the fiscal years ended September 30, 1997 and 1996 amounted to $19,318,000 and $8,510,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial agreements in non-U.S. banks or securities depositories or non-U.S. branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $1,388,000 for the fiscal year ended September 30, 1998.

INDEPENDENT AUDITORS -- Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, has served as the fund's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent auditors given on the authority of said firm as experts in accounting and auditing.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on September 30. It provides shareholders at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's financial statements are audited annually by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the Trustees. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.

YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY -- The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the fund.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

OFFERING PRICE PER SHARE -- September 30, 1998



Net asset value and redemption price per share

  (Net assets divided by shares outstanding)                 $13.75

Offering price per share (100/95.25 of per share

  net asset value, which takes into account the

  fund's current maximum sales charge)                        $14.44


SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts, where the Fund was organized, and California, where the Fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the Fund or Trustees. The Declaration of Trust provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of the Fund and also provides for the Fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

 Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Fund will provide indemnification to its Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

SHAREHOLDER VOTING RIGHTS -- At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any trustee or trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16E of the 1940 Act with respect to the removal of trustees, as though the fund were a common-law trust. Accordingly, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                   INVESTMENT RESULTS AND RELATED STATISTICS

 The fund's yield is 9.93% based on the 30-day (or one month) period ended September 30, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ -1]

Where: a = dividends and interest earned during the period.

       b = expenses accrued for the period (net of reimbursements).

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

       d = the maximum offering price per share on the last day of the period.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by annualizing the current month's dividend and dividing by the average net asset value or maximum offering price for the month. The distribution rate may differ from the yield.

 The fund's total return over the past 12 months and average annual total return for the five-year and ten-year periods ending on September 30, 1998 was
-7.03%, 6.89% and 9.90%, respectively.   The fund's total return at net asset
value over the past 12 months and average annual total return for the five- and ten-year periods ending on September 30, 1998 was -2.40%, 7.94%, and 10.44%. The average annual total return ("T") will be computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

 In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The Fund will calculate total return for one, five and ten-year periods after such periods have elapsed. In addition, the Fund will provide lifetime average total return figures.

EXPERIENCE OF INVESTMENT ADVISER -- The Investment Adviser manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1968 (133 in all), those funds have had better total returns than their comparable Lipper indexes in 124 of 133 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

 The fund may include, in advertisements or in reports furnished to present or prospective shareholders, information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. The fund may also combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

 The fund may compare its investment results with the following:

 (1) The Credit Suisse First Boston High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market (revisions to the index are effected weekly). The Index has several modules representing different sectors of the high yield market including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The Index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisios. There are a total of 250 sectors which are followed by the Index.

 (2) Salomon Smith Barney High-Yield Index, which is a market value weighted index of bonds having a minimum issue size of $50 million, a minimum maturity of 10 years and that carry a minimum/maximum quality rating of CCC/BB+.

 (3) Salomon Smith Barney Broad Investment-Grade Bond Index, which is a market capitalization weighted index and includes Treasury, Government-sponsored mortgage and investment-grade fixed-rate corporates (BBB/Baa3) with a maturity of one year or longer and a minimum of $50 million outstanding at entry, and remain in the Index until their amount falls below $25 million.

 (4) Lipper's "High Current Yield" funds average, which is the arithmetic average of Total Return of a number of mutual funds with investment objectives and policies similar to those of the Fund, as published by Lipper Analytical Services. The number of funds contained in the data base varies as funds are added or deleted over time.

 (5) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

 (6) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

 The fund may also refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services ("Lipper"), Morningstar, Inc. Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

Here's how much you would have if you

invested $2,000 a year in the fund:



1 year                3 years                  Lifetime

(10/1/97-9/30/98)     (10/1/95-9/30/98)        (2/19/88-9/30/98)

$1,859                $6,416                   $37,830


           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                                     ... and taken all distributions

If you had invested                                                  in shares your investment

$10,000 in the Fund                                                  would have been worth this

this many years ago...                                               much at September 30, 1998



                                 Periods

Number of Years                  10/1-9/30                           Value**

1                                1997  -  1998                       $9,298

2                                1996  -  1998                       10,660

3                                1995  -  1998                       12,120

4                                1994  -  1998                       13,731

5                                1993  -  1998                       13,951

6                                1992  -  1998                       15,987

7                                1991  -  1998                       18,876

8                                1990  -  1998                       24,378

9                                1989  -  1998                       23,405

10                               1988  -  1998                       25,713

Lifetime                         2/19/88  - 1998                     27,202


** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.
                                 *  *  *  *  *
   ILLUSTRATION OF A $10,000 INVESTMENT IN THE FUND WITH DIVIDENDS REINVESTED
     (For the lifetime of the fund February 19, 1988 - September 30, 1998)

                  COST OF SHARES                                   VALUE OF SHARES**

Fiscal                                          Total          From           From              From

Year End          Annual       Dividends        Investment     Initial        Capital Gains     Dividends       Total

September 30      Dividends    (cumulative)     Cost           Investment     Reinvested        Reinvested      Value



1988*             $  640       $  640           $10,640        $9,433         ---               $  641         $10,074

1989               1,188        1,828            11,828         9,273         ---                1,800           11,073

1990               1,334        3,162            13,162         7,873         ---                2,755           10,628

1991               1,411        4,573            14,573         9,040         ---                4,683           13,723

1992               1,404        5,977            15,977         9,720         ---                6,484           16,204

1993               1,503        7,480            17,480        10,120         155                8,293           18,568

1994               1,555        9,035            19,035         9,313         438                9,115           18,866

1995               1,879       10,914            20,914         9,533         561               11,288           21,382

1996               2,046       12,960            22,960         9,907         583               13,818           24,308

1997               2,108        15,068           25,068        10,460         641               16,771           27,872

1998               2,448        17,516           27,516        9,167          1,111             16,924           27,202



The dollar amount of capital gain distributions during the period was $1,202.

*  From inception on February 19, 1988.
** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.

                                    APPENDIX

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

 Moody's Investors Service, Inc. employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 -- Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1." A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

American High-Income Trust
Investment Portfolio
September 30, 1998
--------------------------------------------------

U.S. Corporate Bonds                                                                70%
Non-U.S. Corporate Bonds                                                            17%
U.S. Treasuries                                                                      2%
Non-U.S. Government Bonds                                                            2%
Mortgage & Asset-Backed Bonds                                                        1%
Stocks                                                                               2%
Cash Equivalents                                                                     6%

Ten Largest Corporate                                                   Percent of Net
Bond Holdings                                                                   Assets
--------------------------------------------------                       -------------
NEXTEL Communications                                                             3.99%
Integraged Health Services                                                         2.45
Fox/Liberty Networks                                                               1.96
Omnipoint                                                                          1.95
CBS                                                                                1.74
Falcon Holding                                                                     1.66
Clearnet Communications                                                            1.46
Chancellor Media                                                                   1.45
Container Corp. of America                                                         1.45
COLT Telecom                                                                       1.41

--------------------------------------------------                           ---------       ----------- --------
                                                                             Shares or
                                                                             Principal            Market  Percent
                                                                                Amount             Value   of Net
Bonds, Notes & Equity Securities                                                 (000)             (000)   Assets
Broadcasting & Media - 18.04%
Fox/Liberty Networks, LLC, FLN Finance, Inc.:
0%/9.75% 2007(1)                                                                $28,750           $19,119    1.96
8.875% 2007                                                                      27,625            27,072
American Radio Systems Corp. 9.00% 2006                                          17,470            18,693    1.74
CBS RADIO INC 11.375% 2009(2)                                                    16,197            18,707
EZ Communications, Inc. 9.75% 2005                                                3,250             3,551
Falcon Holding Group, LP, Falcon Funding Corp.:
0%/9.285% 2010(1)                                                                31,750            21,114    1.66
8.375% 2010                                                                      18,250            18,067
Chancellor Media Corp. of Los Angeles 9.00% 2008(3)                               1,000             1,010    1.45
Chancellor Media Corp. of Los Angeles, (formerly Chancellor
 Radio Broadcasting Co.):
9.375% 2004                                                                      14,500            14,790
8.125% 2007                                                                       9,500             9,167
Series B, 8.75% 2007                                                              9,350             9,350
NTL Inc.:
0%/12.75% 2005(1)                                                                 1,000               870    1.30
Series B, 10.00% 2007                                                             5,750             5,821
0%/9.75% 2008(1),(3)                                                             12,500             7,563
Sterling, 0%/10.75% 2008(1),(3)                                                L18,500             16,335
Adelphia Communications Corp.:
Series B, 9.25% 2002                                                             $6,000             6,240     .97
8.125% 2003(3)                                                                    5,000             4,975
10.50% 2004                                                                       8,500             9,265
Series B, 13.00% 2009(4)                                                             20shares       2,300
Comcast UK Cable Partners Ltd. 0%/11.20% 2007(1)                                $22,000            17,820     .75
Lenfest Communications, Inc.:
8.375% 2005                                                                       6,000             6,270     .69
7.625% 2008(3)                                                                    6,750             6,733
8.25% 2008(3)                                                                     3,250             3,226
Ziff-Davis Inc. 8.50% 2008                                                       16,500            16,005     .68
Cablevision Industries Corp.:
8.125% 2009                                                                       8,500             9,079     .66
9.875% 2013                                                                       6,000             6,480
Telemundo Holdings, Inc. 0%/11.50% 2008(1),(3)                                   23,000            12,190     .52
Century Communications Corp.:
8.75% 2007                                                                        4,000             4,200     .50
0.00% 2008                                                                       16,000             7,520
Sun Media Corp.:
9.50% 2007                                                                        2,434             2,483     .46
9.50% 2007                                                                        8,386             8,386
Big City Radio, Inc. 0%/11.25% 2005(1)                                           13,000             9,100     .39
TeleWest PLC 9.625% 2006                                                          9,000             9,045     .38
GRAY Communication Systems, Inc. 10.625% 2006                                     8,120             8,485     .36
TransWestern Publishing Co. 9.625% 2007                                           7,750             7,905     .33
ACME Intermediate Holdings, LLC/ACME Intermediate Finance, Inc.
%/12.00% 2005(1)                                                                 12,689             7,486     .32
Antenna TV SA 9.00% 2007                                                          8,000             7,280     .31
RCN Corp.:
0%/11.125% 2007(1)                                                                4,500             2,498     .28
10.00% 2007                                                                       4,500             4,208
Newsquest Capital PLC:
11.00% 2006                                                                       3,150             3,528     .28
Series B, 11.00% 2006                                                             2,750             3,080
Young Broadcasting Inc.:
10.125% 2005                                                                      3,500             3,675     .24
Series B, 8.75% 2007                                                              2,000             1,990
V2 Music (Holdings) PLC:
Dollar Units 0%/14.00% 2008(1),(3)                                                7,250             3,589     .23
Sterling Units 0%/14.00% 2008(1),(3)                                            L2,250              1,891
Globo Comunicacoes E Partcipacoes Ltd.:
10.50% 2006                                                                       2,000             1,030     .22
10.50% 2006(3)                                                                    8,280             4,264
FrontierVision 11.00% 2006                                                        4,500             4,927     .21
American Media Operations, Inc. 11.625%  2004                                     4,650             4,813     .20
Radio One, Inc. 7.00%/12.00% 2004(1)                                              4,750             4,608     .20
Multicanal Participacoes SA, Series B, 12.625% 2004                               5,150             3,605     .15
STC Broadcasting, Inc. 11.00% 2007                                                3,000             3,165     .13
Fox Family Worldwide, Inc.:
0%/10.25% 2007(1)                                                                 2,000             1,240     .12
9.25% 2007                                                                        1,750             1,654
Coaxial Communications of Central Ohio, Inc. 10.00% 2006(3)                       3,000             2,850     .12
Jones Intercable, Inc. 9.625% 2002                                                2,000             2,140     .09
RBS Participacoes SA 11.00% 2007(3)                                               4,500             1,665     .07
Tevecap SA 12.625% 2004                                                           2,025               871     .04
Grupo Televisa, SA  0%/13.25% 2008(1)                                             1,000               680     .03
                                                                                             ----------- --------
                                                                                                  425,673   18.04
                                                                                             ----------- --------
Wireless Communications - 16.78%
NEXTEL Communications, Inc.:
0%/9.75% 2004(1)                                                                  1,750             1,680    3.99
0%/9.75% 2007(1)                                                                 13,500             7,965
0%/10.65% 2007(1)                                                                14,000             8,120
0%/9.95% 2008(1)                                                                 44,000            25,520
Series D, 13.00% exchangeable preferred, redeemable 2009(2),(4)                      14shares      14,756
Series E, preferred, 11.125% 2010(2),(4)                                             29shares      27,049
NEXTEL International, Inc. 0%/12.125% 2008(1)                                   $21,000             9,135
Omnipoint Corp.:
Units 12.00% 2000(3),(5)                                                         12,500            11,200    1.95
8.938% 2006(3)                                                                   13,455            12,446
11.625% 2006                                                                      2,500             1,700
11.625% 2006                                                                     23,500            15,980
7.00% convertible preferred(3)                                                      185shares       4,625
Clearnet Communications Inc.:
0%/11.75% 2007(1)                                                             C$52,375             18,540    1.46
0%/10.40% 2008(1)                                                                50,325            15,835
PageMart Wireless, Inc. 0%/11.25% 2008(1)                                       $49,760            27,119    1.15
American Cellular Corp. 10.50% 2008(3)                                           24,250            23,401     .99
Mobile Telecommunication Technologies Corp.:
13.50% 2002                                                                      17,875            20,020     .97
Convertible preferred $2.25                                                         100shares       2,875
Centennial Cellular Corp.:
8.875% 2001                                                                     $14,500            15,515     .79
10.125% 2005                                                                      2,500             3,087
CCPR Services, Inc. 10.00% 2007                                                  19,500            16,770     .71
CellNet Data Systems, Inc. 0%/14.00% 2007(1)                                     34,985            11,370     .48
Cellular Communications International, Inc. 0%/9.50% 2005(1)                 ECU13,500             10,884     .46
Comunicacion Celular SA 0%/13.125% 2003(1)                                      $16,000            10,400     .44
Crown Castle International Corp. 0%/10.625% 2007(1)                              16,250             9,750     .41
Comcast Cellular Corp., Series B, 9.50% 2007                                      9,500             9,738     .41
McCaw International, Ltd. 0%/13.00% 2007(1)                                      17,625             8,813     .37
Esat Holdings Ltd. 0%/12.50% 2007(1)                                             13,250             8,480     .36
Teletrac Holdings, Inc. 14.00% 2007(3),(4)                                       13,550             8,333     .35
Netia Holdings BV:
0%/11.25% 2007(1)                                                                 5,750             2,300     .23
10.25% 2007                                                                       4,125             3,094
Price Communications Cellular Holdings, Inc. 11.25% 2008(2)                       5,000             4,500     .19
Pinnacle Holdings Inc. 0%/10.00% 2008(1)                                          7,700             4,004     .17
Spectrasite Holdings 0%/12.00% 2008(1),(3)                                        8,500             3,910     .17
OCCIDENTE Y CARI 0%/14.00% 2004(1)                                                5,000             3,600     .15
PILTEL INTL HLDG REG S CV 1.75% 2006                                              5,875             3,349     .14
Western Wireless Corp. 10.50% 2006                                                3,000             3,090     .13
Conecel Holdings Ltd., Series A, 14.00% 2000(3)                                   5,500             2,750     .12
Vanguard Cellular Systems, Inc. 9.375% 2006                                       2,000             2,020     .09
Globalstar LP 11.375% 2004                                                        3,000             1,980     .08
CELLCO FINANCE 15.00% 2005(3)                                                       500               401     .02
                                                                                             ----------- --------
                                                                                                  396,104   16.78
                                                                                             ----------- --------
Telecommunications - 10.90%
COLT Telecom Group PLC:
0%/12.00% 2006(1)                                                                26,250            20,475    1.41
8.875% 2007                                                                   DM15,000              8,578
7.625% 2008                                                                       8,250             4,347
Viatel, Inc.:
0%/12.40% 2008(1),(3)                                                           $22,500             6,737    1.38
0%/12.50% 2008(1),(3)                                                            24,500            12,005
11.15% 2008(3)                                                                 DM5,000              2,695
11.25% 2008(3)                                                                  $10,000             9,050
10.00% convertible 2011(3)                                                        1,443               959
Series A, convertible preferred 10.00%(2),(4)                                        17shares       1,029
Nextlink Capital, Inc. 12.50% 2006                                               $1,750             1,890    1.00
NEXTLINK Communications, Inc.:
9.625% 2007                                                                      13,000            12,707
9.00% 2008                                                                        9,500             8,977
Orion Network Systems, Inc. 11.25% 2007                                          21,475            19,757     .84
Time Warner Telecommunications 9.75% 2008                                        19,250            19,346     .82
Global TeleSystems Group, Inc.:(3)
8.75% convertible debentures 2000                                                 7,500            13,275     .78
9.875% 2005                                                                       6,000             5,100
US Xchange 15.00% 2008(3)                                                        18,375            18,375     .78
TVN Entertainment 14.00% 2008(3)                                                 13,250            12,190     .52
PTC International Finance BV  0%/10.75% 2007(1)                                  18,500            11,100     .47
Hermes Euro Railtel BV 11.50% 2007                                               10,000            10,450     .44
KMC Telecom Holdings, Inc. 0%/12.50% 2008(1)                                     22,500            10,350     .44
GST Equipment Funding, Inc. 13.25% 2007                                           9,000             9,450     .40
Teligent, Inc. 11.50% 2007                                                       10,500             8,085     .34
IXC Communications, Inc., preferred 12.50% 2009(2),(4)                                7shares       7,708     .33
Level 3 Communications, Inc. 9.125% 2008                                         $7,750             7,343     .31
QWest Communications International Inc. 0%/9.47% 2007(1)                          6,000             4,620     .20
IMPSAT Corp. 12.375% 2008(3)                                                      5,750             4,111     .17
Allegiancetelecom, Inc. 0%/11.75% 2008(1)                                         5,000             2,150     .09
Intermedia Communications Inc. 0%/11.25% 2007(1)                                  3,000             2,130     .09
Telesystem International Wireless, Inc. 0%/13.25% 2007(1)                         3,600             1,908     .08
CEI Citicorp Holdings SA 11.25% 2007(3)                                         ARP500                270     .01
                                                                                             ----------- --------
                                                                                                  257,167   10.90
                                                                                             ----------- --------
Manufacturing - 7.21%
Graham Packaging:
Graham Packaging Co., GPC Capital Corp. I 8.75% 2008                             17,250            16,733    1.13
Graham Packaging Holdings Co., GPC Capital Corp. II                              16,500             9,900
 0%/10.75% 2009(1),(3)
Anchor Glass Container Corp.:
11.25% 2005                                                                      17,250            17,897    1.09
9.875% 2008                                                                       8,250             7,714
BREED Technologies Inc. 9.25% 2008(3)                                            28,500            23,370     .99
Printpack Inc.:
Series B, 9.875% 2004                                                             5,750             5,750     .83
10.625% 2006                                                                     13,730            13,730
Lifestyle Furnishings International Ltd. 10.875% 2006                            17,755            18,465     .78
Consumers International Inc. 10.25% 2005                                         12,250            12,556     .53
Impress Metal Packaging Holdings B.V. 9.875% 2007                             DM17,250             10,329     .44
Ball Corp.:
7.75% 2006(3)                                                                    $7,500             7,725     .40
8.25% 2008(3)                                                                     1,750             1,798
Key Plastics, Inc., Series B, 10.25% 2007                                         9,650             9,071     .38
Westinghouse Air Brake Co. 9.375% 2005                                            5,750             5,808     .25
Tekni-Plex, Inc. 9.25% 2008                                                       5,250             5,040     .21
Hayes Wheels International Inc. 9.125% 2007                                       2,500             2,513     .11
Tultex Corp. 10.625% 2005                                                         1,500             1,290     .05
Reliance Industries Ltd. 10.50% 2046(3)                                             500               402     .02
                                                                                             ----------- --------
                                                                                                  170,091    7.21
                                                                                             ----------- --------
Health & Personal Care - 4.77%
Integrated Health Services, Inc.:
10.25% 2006                                                                      11,250            11,250    2.45
Series A:
9.50% 2007                                                                       22,250            21,138
9.25% 2008                                                                       27,000            25,380
Paracelsus Healthcare Corp. 10.00% 2006                                          34,825            32,039    1.35
Mariner Health Group, Inc. 9.50% 2006                                            11,875            11,756     .50
Tenet Healthcare Corp.:
8.00% 2005                                                                        4,750             4,821     .27
8.125% 2008(3)                                                                    1,500             1,508
Unison HealthCare Corp.:
13.50% 1999(3),(6),(7)                                                            2,000             1,900     .20
13.75% 2006(3),(7)                                                                8,750             2,800
                                                                                             ----------- --------
                                                                                                  112,592    4.77
                                                                                             ----------- --------
Energy Related - 4.76%
Kelley Oil & Gas Corp.:
7.875% 1999                                                                       3,245             3,018    1.00
8.50% 2000                                                                        2,291             2,108
10.375% 2006(3)                                                                   7,950             6,519
Series C, 10.375% 2006                                                           11,225             9,204
Convertible preferred $2.62                                                         170shares       2,720
Cross Timbers Oil Co.:
Series B, 9.25% 2007                                                             $9,275             8,533    1.00
8.75% 2009                                                                       16,620            14,958
Pogo Producing Co. 8.75% 2007                                                    18,000            17,100     .72
Benton Oil and Gas Co.:
11.625% 2003                                                                      7,000             5,950     .52
9.375% 2007                                                                       8,750             6,300
Petro Stopping Centers, LP 10.50% 2007                                           11,500            10,983     .47
Michael Petoleum Corp. 11.50% 2005(3)                                             7,750             6,897     .29
Clark Refining & Marketing, Inc.:
8.375% 2007                                                                       1,500             1,350     .22
8.875% 2007                                                                       4,500             3,937
Lomak Petroleum, Inc. 8.75% 2007                                                  4,000             3,560     .15
Ocean Energy, Inc. 8.875% 2007                                                    3,500             3,500     .15
Casecnan Water and Energy Co., Inc., Series B, 11.95% 2010                        3,500             2,905     .12
McDermott Inc. 9.375% 2002                                                        2,525             2,726     .12
                                                                                             ----------- --------
                                                                                                  112,268    4.76
                                                                                             ----------- --------
Leisure & Tourism - 4.47%
AMF Bowling, Inc. 0% convertible debentures 2018(3)                              21,900             2,300    1.26
AMF Bowling Worldwide, Inc. (formerly AMF Group Inc.):
0%/12.25% 2006(1)                                                                12,543             7,714
10.875% 2006                                                                     22,250            19,580
William Hill Finance PLC 10.625% 2008(3)                                       L16,200             24,894    1.06
Boyd Gaming Corp. 9.25% 2003                                                    $18,250            18,706     .79
Friendly Ice Cream Corp. 10.50% 2007                                             16,625            14,713     .62
Premier Parks Inc.:
9.25% 2006                                                                        4,000             3,920     .38
0%/10.00% 2008(1)                                                                 8,000             4,980
Sun International Hotels, Ltd., Sun International
North America, Inc.
9.00% 2007                                                                        4,000             4,080     .17
Rio Hotel & Casino, Inc. 10.625% 2005                                             1,500             1,635     .07
Hard Rock Hotel, Inc. 9.25% 2005(3)                                               1,500             1,500     .06
KSL Recreation Group, Inc. 10.25% 2007                                            1,000             1,000     .04
Six Flags Entertainment Corp. 8.875% 2006                                           500               496     .02
                                                                                             ----------- --------
                                                                                                  105,518    4.47
                                                                                             ----------- --------
Banking & Financial Services - 3.72%
Advanta Corp.:
7.50% 2000                                                                        7,500             7,342     .78
6.814% 2002                                                                      10,000             9,412
6.98% 2002                                                                        2,000             1,892
Chevy Chase Bank, FSB  9.25% 2008                                                 2,000             1,940     .55
Chevy Chase Preferred Capital Corp. 10.375%                                         214shares      11,021
Amresco, Inc. 9.875% 2005                                                       $12,900            10,320     .44
Fuji JGB Investment LLC, Series A, 9.87% noncumulative
preferred securities, perpetual(3)                                               22,500             9,979     .42
Tokai Preferred Capital Co. LLC, Series A,
9.98% noncumulative preferred(3)                                                 12,500             9,375     .40
Komercni Finance BV 9.0%/10.75% 2008(1),(3)                                       9,950             8,009     .34
Superior Financial Corp. 8.65% 2003(3)                                            6,000             6,075     .26
SB Treasury Co. LLC, Series A, 9.40% noncumulative
preferred securities, perpetual(3)                                                5,500             4,673     .20
BNP U.S. Funding LLC, Series A, 7.738% 2049(3)                                    4,750             4,400     .19
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative
preferred securities, perpetual(3)                                                4,650             3,389     .14
                                                                                             ----------- --------
                                                                                                   87,827    3.72
                                                                                             ----------- --------
Consumer Products - 3.31%
Canandaigua Wine Co., Inc.:
8.75% 2003                                                                       11,000            11,083     .80
Series C, 8.75% 2003                                                              7,750             7,847
Delta Beverage Group, Inc. 9.75% 2003                                            13,735            13,598     .58
Standard Commercial Tobacco Co., Inc. 8.875% 2005                                13,750            13,475     .57
Fage Dairy Industry SA 9.00% 2007                                                 9,250             8,232     .35
Favorite Brands International, Inc. 10.75% 2006(3)                                9,375             7,266     .31
AKI Inc. 10.50% 2008(3)                                                           4,500             4,230     .25
AKI Holding Inc. 0%/13.50% 2009(1),(3)                                            3,750             1,631
DGS International Finance Co. BV:
10.00% 2007                                                                         275               154     .15
10.00% 2007(3)                                                                    6,250             3,500
Home Products International, Inc. 9.625% 2008                                     3,250             2,893     .12
Sparkling Spring Water Group Ltd. 11.50% 2007                                     2,250             2,261     .10
Westpoint Stevens Inc. 7.875% 2005                                                1,000             1,010     .04
Aurora Foods Inc., Series B, 8.75% 2008                                           1,000             1,007     .04
                                                                                             ----------- --------
                                                                                                   78,187    3.31
                                                                                             ----------- --------
Forest Products & Paper - 3.12%
Container Corp. of America:
Series B, 10.75% 2002                                                             5,250             5,355    1.45
9.75% 2003                                                                       23,500            23,265
Series A, 11.25% 2004                                                             5,500             5,665
Norampac Inc.:
9.375% 2008                                                                    C$5,000              3,196     .70
9.50% 2008                                                                      $13,500            13,230
Advance Agro PCL 13.00% 2007(3)                                                  10,500             7,980     .34
Indah Kiat Finance Mauritius Ltd.:
11.875% 2002                                                                      4,750             2,565     .24
10.00% 2007                                                                       6,875             3,059
Pindo Deli Finance Mauritius Ltd.:
10.25% 2002                                                                       7,500             3,188     .20
10.75% 2007                                                                       3,775             1,548
Copamex Industrias, SA de CV, Series B, 11.375% 2004                              4,625             3,746     .16
Grupo Industrial Durango, SA de CV 12.00% 2001                                    1,000               730     .03
                                                                                             ----------- --------
                                                                                                   73,527    3.12
                                                                                             ----------- --------
Merchandising - 2.32%
Boyds Collection Ltd. 9.00% 2008(3)                                              14,750            14,013     .59
Randall's Food Markets, Inc. 9.375% 2007                                         12,000            12,480     .53
K Mart Corp. 9.78% 2020(8)                                                       10,500            11,267     .48
DR Securitized Lease Trust Pass-Through Certificates,
Series 1994 K-2, 9.35% 2019(8)                                                    9,855            10,279     .44
Carr-Gottstein Foods Co. 12.00% 2005                                              4,000             4,560     .19
Fred Meyer, Inc.:
7.375% 2005                                                                       1,000             1,038     .09
7.45% 2008                                                                        1,000             1,047
                                                                                             ----------- --------
                                                                                                   54,684    2.32
                                                                                             ----------- --------
Miscellaneous Service Companies - 2.24%
Allied Waste North America, Inc. 10.25% 2006                                     22,435            24,454    1.04
LES, Inc. 9.25% 2008(3)                                                          13,125            13,125     .56
Iron Mountain Inc.:
8.75% 2009                                                                        5,370             5,209     .35
10.125% 2009                                                                      3,000             3,150
Protection One Alarm Monitoring, Inc. 0%/13.625% 2005(1)                          6,166             6,921     .29
                                                                                             ----------- --------
                                                                                                   52,859    2.24
                                                                                             ----------- --------
Technology and Electronics - 2.10%
Flextronics International Ltd. 8.75% 2007                                        15,750            14,805     .63
Zilog Inc. 9.50% 2005                                                            11,750             7,403     .31
Advanced Micro Devices, Inc. 11.00% 2003                                          6,000             6,060     .25
Therma-Wave, Inc. 10.625% 2004                                                   13,250             5,962     .25
Fairchild Semiconductor Corp. 10.125% 2007                                        6,000             5,400     .23
EarthWatch Inc.:
Units 12.50% 2001(3),(5),(7)                                                      6,000             4,800     .22
Series C, convertible preferred, 12.00%(2),(3),(4),(5),(7)                          675shares         338
Samsung Electronics Co., Ltd. 7.45% 2002(3)                                      $6,000             4,905     .21
                                                                                             ----------- --------
                                                                                                   49,673    2.10
                                                                                             ----------- --------
Transportation - 1.11%
Teekay Shipping Corp. 8.32% 2008                                                 12,500            12,063     .51
USAir, Inc., pass-through trust, Series 1993-A3, 10.375% 2013(8)                  5,650             6,209     .26
Northwest Airlines, Inc. 7.625% 2005                                              5,000             4,996     .21
Kitty Hawk Inc. 9.95% 2004                                                        3,000             3,030     .13
                                                                                             ----------- --------
                                                                                                   26,298    1.11
                                                                                             ----------- --------
Miscellaneous - 1.07%
M.D.C. Holdings, Inc. 8.375% 2008                                                 9,250             8,880     .38
Felcor Suites LP 7.375% 2004                                                      8,250             8,074     .34
Wharf International Finance Ltd., Series A, 7.625% 2007                          10,000             5,903     .25
Swire Pacific Offshore Financing Ltd. 9.33% cumulative
guaranteed perpetual capital securities (Hong Kong)(3)                              146shares       2,370     .10
                                                                                             ----------- --------
                                                                                                   25,227    1.07
                                                                                             ----------- --------
Metals and Materials - 0.80%
Doe Run Co. 11.25% 2005(3)                                                       $9,500             7,410     .31
AK Steel Corp. 9.125% 2006                                                        5,500             5,500     .23
Kaiser Aluminum & Chemical Corp.:
12.75% 2003                                                                       4,500             4,365     .23
Series B, 10.875% 2006                                                            1,000               970
Texas Petrochemicals Corp. 11.125% 2006                                             650               611     .03
                                                                                             ----------- --------
                                                                                                   18,856     .80
                                                                                             ----------- --------
Governments (Excluding U.S.) - 1.87%
United Mexican States Government Eurobonds:
Series C, 0.00% 2003(5)                                                             768                 0
Global, 11.375% 2016                                                              7,695             7,416     .55
Series A, Units, 6.594% 2019(6)                                                     500               392
Global, 11.50% 2026                                                               5,125             5,125
Panama (Republic of):
Interest Reduction Bond 4.00% 2014(3),(6)                                        11,500             8,280     .41
Past Due Interest Eurobond 6.688% 2016(6)                                           527               380
8.875% 2027                                                                       1,250             1,059
Argentina (Republic of):
Series L, 6.625% Eurobonds 2005(6)                                                  950               760     .31
11.00% 2006                                                                         250               230
11.75% 2007(3)                                                                ARP4,130              2,984
11.375% 2017                                                                     $2,250             2,070
9.75% 2027                                                                        1,575             1,307
Philippines (Republic of):
8.875% 2008                                                                       4,500             3,746     .19
8.75% 2016                                                                        1,000               750
Korea (Republic of) 8.875% 2008                                                   5,000             4,294     .18
Poland (Republic of), Past Due Interest Bond, Bearer 4.00%                        2,500             2,163     .09
 2014(6)
Venezuela (Republic of):
Eurobond 6.625% 2007(6)                                                           1,810             1,040     .07
Front Loaded Interest Reduction Bond, Series A, 6.625% 2007(6)                      857               472
Peru (Republic of):
Past Due Interest Eurobond 4.00% 2017(6)                                            750               420     .03
Front Loaded Interest Reduction Bond 3.25% 2049(3),(6)                              500               236
Ecuador (Republic of):
Past Due Interest Registered Bond 6.625% 2015(6)                                    707               251     .02
Past Due Interest Bearer Bond 6.625% 2015(6)                                        425               151
Past Due Interest Discount Bond 6.625% 2025(6)                                      250               121
Brazil (Federal Republic of), Debt Conversion Bond, Series L,                       750               383     .02
6.688% 2012(6)
                                                                                             ----------- --------
                                                                                                   44,030    1.87
                                                                                             ----------- --------
U.S. Treasury Obligations - 1.83%
6.875% July 1999                                                                 19,000            19,336     .82
7.50% November 2001                                                              10,000            10,898     .46
7.50% February 2005                                                              11,000            12,867     .55
                                                                                                -------- --------
                                                                                                   43,101    1.83
                                                                                             ----------- --------
Private Issue Collateralized Mortgage Obligations/Asset-Backed
!Securities - 0.84%
Gramercy, Series 1998-A, Class C, 8.95% 2002(3)                                  10,000            10,050     .43
Trinity Re, Ltd., Class A-2, 10.071% 1998(3),(6)                                  6,600             6,468     .27
Residential Reinsurance Limited 9.848% 1999(3),(6)                                3,250             3,234     .14
Resolution Trust Corp., Series 1993-C1, Class E, 9.50% 2024                          98                98     .00
                                                                                             ----------- --------
                                                                                                   19,850     .84
                                                                                             ----------- --------
                                                                             Number of
Common Stocks & Warrants                                                        Shares
Nortel Inversora SA, preferred, Class A
(American Depositary Receipts) (Argentina)(3),(5)                             1,057,146            12,369     .53
Integrated Health Services, Inc.                                                506,206             8,511     .36
COLT Telecom Group PLC, warrants, expire 2006                                    18,250             3,650     .16
(United Kingdom),(3),(4)
Jacor Communications, Inc.(4)                                                    70,000             3,544     .15
Cellular Communications International, Inc.(4)                                   49,200             2,669     .14
Cellular Communications International, Inc., warrants,                           17,250               604
expire 2003(4)
Omnipoint Corp.(3),(4)                                                          278,001             2,068     .09
CellNet Data Systems, Inc.(4),(5)                                               256,000             1,229     .07
CellNet Data Systems, Inc., warrants, expire 2007(3),(4)                         47,786               478
ACME Intermediate Holdings, LLC (3),(4)                                          11,939               716     .06
Acme Televison LLC(4)                                                               725               725
Comunicacion Celular SA, Class B, warrants, expire 2003                          15,000             1,200     .05
(Colombia),(3),(4)
WorldCom, Inc.(4)                                                                21,000             1,026     .04
KMC Telecom Holdings Inc., warrants, expire 2008(3),(4)                          22,500               990     .04
Verio Inc., warrants, expire 2004(3),(4)                                         18,450               719     .03
Teletrac Holdings, Inc., warrants, expire 2007(3)                                13,550               461     .02
Esat Holdings Ltd., warrants, expire 2007 (Ireland),(3),(4)                      11,250               349     .02
Protection One Alarm Monitoring, Inc., warrants,                                 30,400               319     .01
expire 2005(3),(4)
NEXTEL Communications, Inc., Class A(4)                                          13,942               281
NEXTEL Communications, Inc., warrants, expire 1999(4),(5)                        21,250                 2     .01
Orion Network Systems, Inc., warrants, expire 2007(4)                            25,475               194     .01
Conecel Holdings Ltd., Class B, warrants, expire 2000                            74,250               111     .00
 (Ecuador),(3),(4),(5)
Globalstar Telecommunications Ltd., warrants, expire 2004(4)                      3,000               105     .00
Allegiance Telecom Inc., warrants, expire 2008(3),(4)                             5,000               100     .00
McCaw International, Ltd., warrants, expire 2007(3),(4)                           8,500                32     .00
                                                                                             ----------- --------
                                                                                                   42,452    1.79
                                                                                             ----------- --------
                                                                             Principal
                                                                                Amount
                                                                                 (000)
Miscellaneous
Investment securities in initial period of acquisition                           $6,033            17,693     .75
                                                                                             ----------- --------
Total Bonds, Notes and Equity Securities (cost: $2,399,838,000)                                 2,213,677   93.80
                                                                                             ----------- --------
Short-Term Securities
Associates Corp. of North America 5.77% due 11/2/98                              38,470            38,464    1.63
Ford Motor Credit Co.:
5.40% due 10/1/98                                                                15,000            14,998    1.41
5.52% due 10/6/98                                                                 8,200             8,192
5.53% due 10/6/98                                                                10,000             9,991
Ciesco LP 5.50% due 10/1/98                                                      15,000            14,998     .64
Duke University 5.48% due 10/23/98                                               15,000            14,947     .63
                                                                                             ----------- --------

Total Short-Term Securities (cost: $101,590,000)                                                  101,590    4.31
                                                                                             ----------- --------

Total Investment Securities (cost: $2,501,428,000)                                              2,315,267   98.11

Excess of cash and receivables over payables                                                       44,626    1.89
                                                                                             ----------- --------
                                                                                               $2,359,893  100.00
Net Assets                                                                                   =========== ========


(1)Step bond; coupon rate will increase at a later date.
(2)Payment in kind. The issuer has the option of paying additional securities in lieu of cash.
(3)Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(4)Non-income-producing security.
(5)Valued under procedures established by the Board of Trustees.
(6)Coupon rate may change periodically.
(7)Company not making interest payments, bankruptcy proceedings pending.
(8)Pass-through security backed by a pool of mortgages or other l loans on which principal payments are periodically made.
Therefore, the effective maturity is shorter than the stated maturity.

See Notes to Financial Statements


American High-Income Trust
Financial Statements
Statement of Assets and Liabilities
at September 30, 1998 (dollars in thousands)
Assets:
 Investment securities
  (cost: $2,501,428)                                       $   2,315,267
 Cash                                                             4,159
 Receivables for--
  Sales of investments                           $   6,439
  Sales of fund's shares                             7,885
  Accrued dividends and interest                    49,457       63,781
                                                         -            -
                                                              2,383,207
Liabilities:
 Payables for--
  Purchases of investments                          14,969
  Repurchases of fund's shares                       3,094
  Dividends on fund's shares                         1,200
  Forward currency contracts                         2,742
  Management services                                  890
  Accrued expenses                                     419       23,314
                                                         -            -
Net Assets at September 30, 1998 --
 Equivalent to $13.75 per share on
 171,624,748 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                               $   2,359,893
                                                                      =

Statement of Operations
for the year ended September 30, 1998
(dollars in thousands)
Investment Income:
 Income:
  Dividends                                      $   5,931
  Interest                                         219,681 $      225,61
                                                         -
 Expenses:
  Management services fee                           10,751
  Distribution expenses                              5,960
  Transfer agent fee                                 1,388
  Reports to shareholders                              123
  Registration statement and prospectus                377
  Postage, stationery and supplies                     296
  Trustees' fees                                        27
  Auditing and legal fees                               49
  Custodian fee                                         52
  Taxes other than federal income tax                   29
  Other expenses                                        18       19,070
                                                         -            -
  Net investment income                                         206,542
                                                                      -
Realized Gain and Change in Unrealized
 Depreciation on Investments:
 Net realized gain                                               16,864
 Net unrealized depreciation on:
  Investments                                     (296,102)
  Open forward currency contracts                   (2,750)    (298,852)
                                                         -            -

  Net realized gain and unrealized
   depreciation on investments                                 (281,988)
                                                                      -
Net Decrease in Net Assets
 Resulting from Operations                                     ($75,446)
                                                                      =


Statement of Changes in Net Assets
(dollars in thousands)

                                       Year ended September 30
                                                       1998         1997
Operations:                                              -            -
 Net investment income                       $     206,542 $      151,05
 Net realized gain on investments                   16,864       42,701
 Net increase in unrealized appreciation
  on investments                                  (298,852)      56,861
                                                         -            -
  Net increase in net assets
   resulting from operations                       (75,446)     250,616
                                                         -            -

Dividends and Distributions
 Paid to Shareholders:
 Dividends from net investment income             (200,841)    (147,273)
 Distributions from net realized
  gain on investments                              (47,160)      (1,653)
                                                         -            -
  Total dividends and distributions               (248,001)    (148,926)
                                                         -            -
Capital Share Transactions:
 Proceeds from shares sold:
  64,577,666 and 52,744,058
  shares, respectively                             986,681      800,316
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and distributions
  of net realized gain on
  investments: 11,414,562 and
  6,173,899 shares, respectively                   172,376       93,692
 Cost of shares repurchased:
  38,731,190 and 28,680,906
  shares, respectively                            (583,545)    (434,766)
                                                         -            -
  Net increase in net assets
   resulting from capital share
   transactions                                    575,512      459,242
                                                         -            -
Total Increase in Net Assets                       252,065      560,932

Net Assets:
 Beginning of year                               2,107,828    1,546,896
                                                         -            -
 End of year (including undistributed
  net investment income: $14,347
  and $10,740, respectively)                 $   2,359,893 $   2,107,828
                                                         =            =

See Notes to Financial Statements


Notes to Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American High-Income Trust(the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -   As is customary in the
mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2.   FEDERAL INCOME TAXATION

It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

As of September 30, 1998, net unrealized depreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $186,161,000, of which $52,616,000 related to appreciated securities and $238,777,000 related to depreciated securities. During the year ended September 30, 1998, the fund realized, on a tax basis, a net capital gain of $18,492,000 on securities transactions. Net losses related to non-U.S. currency transactions of $254,000 are treated as an adjustment to ordinary income for federal income tax purposes. In addition, the fund has deferred, for tax purposes, to fiscal year ending September 30, 1999, the recognition of losses related to non-U.S. currency transactions totaling $4,121,000 which were realized during the period November 1, 1997 through September 30, 1998. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $2,501,428,000 at September 30, 1998.

3.   FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEES - The fee of $10,751,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; and 0.18% of such assets in excess of $1 billion; plus 3.00% on the first $100 million of the fund's annual gross investment income; and 2.50% of such income in excess of $100 million.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1998, distribution expenses under the Plan were $5,960,000. As of September 30, 1998, accrued and unpaid distribution expenses were $363,000.

TRANSFER AGENT FEES - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $1,388,000. American Funds Distributors, Inc.
(AFD), the principal underwriter of the fund's shares, received $3,016,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1998, aggregate amounts deferred and earnings thereon were $40,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,725,448,000 and $1,205,545,000, respectively, during the year ended September 30, 1998.

As of September 30, 1998, accumulated undistributed net realized gain on investments was $10,079,000 paid-in capital was $2,524,231,000. The fund reclassified $2,094,000 and $30,000 of realized currency losses from undistributed net realized gain to undistributed net investment income and additional paid-in capital in the year ended September 30, 1998.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $52,000 was paid by these credits rather than in cash.

Net realized currency losses on interest and sales of non-U.S. bonds, on a book basis, were $1,757,000 for the year ended September 30, 1998.

At September 30, 1998, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

                                   Contract Amount               U.S. Valuation at 9/30/98
                                   ------------------------------------------------------------

                                                                                  Unrealized
Non-U.S. Currency Sales Contracts     Non-U.S.         U.S.          Amount      Depreciation
-----------------------------------------------------------------------------------------------

German Deutsche Marks
expiring 10/5/98 to 2/26/99         DM47,562,000     $26,859,000    $28,535,000    $(1,676,000)
European Currency Units
expiring 11/16/98                   ECU8,425,000       9,778,000      9,936,000      $(158,000)
British Pounds
expiring 11/16/98 to 8/10/99        L16,338,000       26,598,000     27,441,000      $(843,000)
                                                  ---------------------------------------------
                                                     $63,235,000    $65,912,000    $(2,677,000)
                                                  =============  =============  =============

Per-Share
Data and Ratios

                                     Year endedSeptember 30
                                 1998      1997      1996     1995      1994
                            --------  --------  --------  --------  --------
Net Asset Value, Beginning
 of Year                      $15.69    $14.86    $14.30    $13.97    $15.18
                            --------  --------  --------  --------  --------
 Income from Investment
  Operations:
  Net investment income         1.30      1.26      1.29      1.33      1.25
  Net realized and
   unrealized gain
   (loss) on investments       (1.60)      .83       .59       .39      (.99)
                            --------  --------  --------  --------  --------
   Total income from
    investment operations       (.30)     2.09      1.88      1.72       .26
                            --------  --------  --------  --------  --------
 Less Distributions:
  Dividends from net
   investment income           (1.30)    (1.24)    (1.32)    (1.32)    (1.21)
  Distributions from net
   realized gains               (.34)     (.02)        -      (.07)     (.26)
                            --------  --------  --------  --------  --------
   Total distributions         (1.64)    (1.26)    (1.32)    (1.39)    (1.47)
                            --------  --------  --------  --------  --------
Net Asset Value, End of Yea   $13.75    $15.69    $14.86    $14.30    $13.97
                            ========  ========  ========  ========  ========
Total Return*                 (2.40)%    14.66%   13.68%    13.34%     1.60%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)               $2,360    $2,108    $1,547    $1,111      $835
 Ratio of expenses to average
  net assets                    .81%      .82%      .87%      .89%      .86%
 Ratio of net income to
  average net assets            8.76%    8.35%     8.90%     9.72%     8.63%
 Portfolio turnover rate      54.63%    53.55%    39.74%    29.56%    42.03%



*Excludes maximum sales charge of 4.75%.


Independent Auditors' Report
To the Board of Trustees and Shareholders of American High-Income Trust:

     We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the "fund"), including the schedule of portfolio investments, as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Los Angeles, California
November 6, 1998

1998 TAX INFORMATION (unaudited)

     We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions.

     Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 2% of the dividends paid by the fund from net investment income represents qualifying dividends.

     Certain states may exempt from income taxation a portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 2% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

     Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

     The fund designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

     SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.